SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                     ----------------------------------






                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                                May 22, 2002

              Date of report (date of earliest event reported)


                           QUADRAMED CORPORATION

             (Exact Name of Registrant as Specified in Charter)


     Delaware                       0-21031                      52-1992861
-------------------------------------------------------------------------------
 (State or Other            (Commission File Number)           (IRS Employer
   Jurisdiction                                             Identification No.)
of Incorporation)


               22 Pelican Way, San Rafael, California, 94901

                  (Address of Principal Executive Offices)


                               (415) 482-2100

            (Registrant's telephone number, including area code)




ITEM 5.   Other Items.
          -----------

QuadraMed Corporation ("QuadraMed") announced today that the Nasdaq Stock Market, Inc., has approved its application for the relisting of its common stock on the Nasdaq National Market. On Thursday, May 23, 2002, QuadraMed's shares will begin trading on the Nasdaq National Market under the symbol "QMDC," which is the same symbol under which it now trades on the Nasdaq SmallCap Market.


ITEM 7.  Exhibit.
         -------

         Exhibit No.                Description
         -----------                -----------
         99.1                       QuadraMed Press Letter dated May 22, 2002
                                    entitled, "QuadraMed To Be Relisted on
                                    Nasdaq National Market."


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 22, 2002                      By:  /s/ Michael H. Lanza
                                             -----------------------------
                                              Michael H. Lanza
                                              Executive Vice President and
                                                Corporate Secretary




                                EXHIBIT 99.1


                                                        QUADRAMED CORPORATION
                                                                        (Logo)

FOR IMMEDIATE RELEASE                       CONTACT:
---------------------                       Sara H. Lanza
                                            (415) 482-2270
                                            slanza@quadramed.com

             QUADRAMED TO BE RELISTED ON NASDAQ NATIONAL MARKET

San Rafael, California - May 22, 2002 - QuadraMed Corporation (Nasdaq
SmallCap: QMDC) announced today that the Nasdaq Stock Market, Inc., has approved its application for the relisting of its common stock on the Nasdaq National Market. On Thursday, May 23, 2002, QuadraMed's shares will begin trading on the Nasdaq National Market under the symbol "QMDC," which is the same symbol under which it now trades on the Nasdaq SmallCap Market.

"We are very pleased that our strong financial and operational progress has enabled us to reach this key milestone," said Lawrence P. English, Chairman and Chief Executive Officer. "We look forward to continuing to build value for our shareholders by executing our business strategies and meeting our performance goals."

About QuadraMed Corporation
---------------------------

QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

The Company received notification of plans for delisting from the Nasdaq National Market on June 1, 2000. In mid-June 2000, a new senior management team under the leadership of Lawrence P. English commenced a sweeping program to return QuadraMed to profitability through concentrated efforts in expense management and targeted revenue growth. The Company's growing market presence and strong pipeline of new business reflect an applied research and development focus and new products aimed squarely at best meeting acute care hospital information technology needs.

QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.

                                   (more)




Risks Associated With Forward-Looking Statements
------------------------------------------------

Forward-looking statements that are subject to risks and uncertainties are made in this press release. These statements are based on the beliefs and assumptions of QuadraMed's management. Forward-looking statements include information concerning possible or assumed actions, events, or results of QuadraMed's operations. These statements are not guarantees of performance. Accordingly, QuadraMed and its management claim safe-harbor for all forward-looking statements under the Private Securities Litigation Reform Act of 1995.

For a listing of risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements, investors should refer to QuadraMed's annual report (Form 10K) and subsequent filings (Form 10Q) filed with the U.S. Securities and Exchange Commission. These filings can be accessed through the Investor Relations section of QuadraMed's website, www.quadramed.com. They also may be accessed through the EDGAR Database section of the U.S. Securities and Exchange Commission website, www.sec.gov. QuadraMed's EDGAR Central Index Key Number is 0001018833.

                                   # # #